                                                                    EXHIBIT 10.5


                                 PROMISSORY NOTE
                            GRAN PARK AT THE AVENUES
                                  DEFINED TERMS

============================================================ ==========================================================

EXECUTION DATE:   JUNE 28, 2001                              CITY AND STATE OF SIGNING:  JACKSONVILLE, FLORIDA

------------------------------------------------------------ ----------------------------------------------------------
                                                             INTEREST RATE:     7.55% PER ANNUM
LOAN AMOUNT:          $35,450,000.00

-----------------------------------------------------------------------------------------------------------------------
BORROWER:                         FLAGLER DEVELOPMENT COMPANY, A FLORIDA CORPORATION
-----------------------------------------------------------------------------------------------------------------------
BORROWER'S ADDRESS:        10151 DEERWOOD PARK BOULEVARD, BUILDING 100, SUITE 330, JACKSONVILLE, FLORIDA  32256
-----------------------------------------------------------------------------------------------------------------------

HOLDER: METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
-----------------------------------------------------------------------------------------------------------------------

HOLDER'S ADDRESS:  METROPOLITAN LIFE INSURANCE COMPANY
                   200 PARK AVENUE  12TH FLOOR
                   NEW YORK, NEW YORK 10166
                   ATTENTION:  SENIOR VICE-PRESIDENT,

                           AND

                   METROPOLITAN LIFE INSURANCE COMPANY
                   2400 LAKEVIEW PARKWAY, SUITE 400
                   ALPHARETTA, GA 30004
                   ATTENTION:  MORTGAGE PORTFOLIO SERVICES
------------------------------------------------------------ ----------------------------------------------------------

MATURITY DATE:    JULY 1, 2011                               ADVANCE DATE: THE DATE FUNDS ARE DISBURSED TO BORROWER.

------------------------------------------------------------ ----------------------------------------------------------

INTEREST ONLY PERIOD:  THE PERIOD FROM THE ADVANCE DATE AND  PRINCIPAL AND INTEREST  INSTALLMENT  DATE:  THE FIRST DAY
ENDING ON THE LAST DAY OF THE  MONTH IN WHICH  THE  ADVANCE  OF THE SECOND CALENDAR MONTH FOLLOWING THE ADVANCE DATE.
DATE OCCURS.
------------------------------------------------------------ ----------------------------------------------------------

MONTHLY   INSTALLMENT:   EQUAL  MONTHLY   INSTALLMENTS   OF  PREPAYMENT:  PREPAYMENT  OF THE  LOAN IS  PERMITTED  ONLY
PRINCIPAL  AND  INTEREST AT THE  INTEREST  RATE EACH IN THE  UPON THE TERMS AND  CONDITIONS  SET FORTH IN PARAGRAPHS 8
AMOUNT OF                                                    AND 9 HEREOF.
$ 249,086.40.

THE  MONTHLY  INSTALLMENT  IS  BASED  UPON AN  AMORTIZATION
PERIOD OF 30 YEARS.
-----------------------------------------------------------------------------------------------------------------------

LIABLE PARTIES:   FLAGLER DEVELOPMENT COMPANY

ADDRESSES OF LIABLE PARTIES:  10151 DEERWOOD PARK BOULEVARD, BUILDING 100, SUITE 330, JACKSONVILLE, FLORIDA  32256
-----------------------------------------------------------------------------------------------------------------------

LATE CHARGE: AN AMOUNT EQUAL TO FOUR PERCENT (4%) OF ANY AMOUNT NOT RECEIVED WITHIN SEVEN (7) DAYS OF THE DATE WHEN
DUE.

DEFAULT RATE: AN ANNUAL RATE EQUAL TO THE INTEREST RATE PLUS FOUR HUNDRED (400) BASIS POINTS.
-----------------------------------------------------------------------------------------------------------------------
NOTE: THIS PROMISSORY NOTE. MORTGAGE: MORTGAGE, SECURITY AGREEMENT, AND FIXTURE FILING DATED AS OF THE EXECUTION DATE
GRANTED BY BORROWER TO HOLDER IN CONNECTION WITH THIS NOTE. LOAN DOCUMENTS: THIS NOTE, THE MORTGAGE AND ANY OTHER
DOCUMENTS RELATED TO THIS NOTE AND/OR THE MORTGAGE INCLUDING WITHOUT LIMITATION THAT CERTAIN MORTGAGE LOAN APPLICATION
FROM THE BORROWER TO THE HOLDER, ACCEPTED BY THE HOLDER ON JUNE 4, 2001 (THE "APPLICATION") AND ALL RENEWALS,
AMENDMENTS, MODIFICATIONS, RESTATEMENTS AND EXTENSIONS OF THESE DOCUMENTS. INDEMNITY AGREEMENT: UNSECURED INDEMNITY
AGREEMENT DATED AS OF THE EXECUTION DATE AND EXECUTED BY BORROWER AND LIABLE PARTIES IN FAVOR OF HOLDER IN CONNECTION
WITH THIS NOTE. THE INDEMNITY AGREEMENT IS NOT A LOAN DOCUMENTS AND SHALL SURVIVE REPAYMENT OF THE LOAN OR OTHER
TERMINATION OF THE LOAN DOCUMENTS.
-----------------------------------------------------------------------------------------------------------------------
AFFILIATE: FLORIDA EAST COAST INDUSTRIES, INC., A FLORIDA CORPORATION ("FECI") OR ANY ENTITY IN WHICH FECI OR FLAGLER
DEVELOPMENT COMPANY, A FLORIDA CORPORATION OWNS, DIRECTLY OR INDIRECTLY, AT LEAST FIFTY-ONE PERCENT (51%) OF THE EQUITY
INTEREST AND RETAINS MANAGEMENT CONTROL.
-----------------------------------------------------------------------------------------------------------------------
APPROVAL: UNLESS A DIFFERENT STANDARD IS SPECIFICALLY SET FORTH HEREIN, WHENEVER REFERENCE IS MADE IN THE NOTE TO
HOLDER'S "APPROVAL" BY HOLDER, SUCH TERM MEANS ACCEPTED OR APPROVED IN WRITING BY AN OFFICER OF HOLDER USING A STANDARD
OF COMMERCIAL REASONABLENESS IN GOOD FAITH.
=======================================================================================================================

                  FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder, at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

                  Capitalized terms which are not defined in this Note shall have the meanings set forth in the Mortgage.

         1. Payment of Principal and Interest. Principal and interest under this Note shall be payable as follows:

                  (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

                  (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; and

                  (c) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Mortgage and/or any other Loan Documents as well as any future advances under the Mortgage that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "SECURED INDEBTEDNESS"), shall become immediately payable in full.

         Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

         Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and
(ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

         2. Application of Payments. At the election of Holder, and to the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount.

         3. Security. The covenants of the Mortgage are incorporated by reference into this Note. This Note shall evidence, and the Mortgage shall secure, the Secured Indebtedness.

         4. Late Charge. If any payment of interest, any payment of a Monthly Installment or any payment of a required escrow deposit is not paid within 7 days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

         5. Acceleration Upon Default. At the option of Holder, if Borrower fails to pay any sum specified in this Note within 7 days of the due date, or if an Event of Default occurs (subject to any applicable notice and opportunity to cure as provided in the Mortgage), the Secured Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "Accelerated Loan Amount") shall become immediately due and payable.

         6. Interest Upon Default. The Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State of Florida, as limited pursuant to paragraph 7 below. The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

         7. Limitation on Interest. The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

         8. Prepayment. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Note except upon payment of any Prepayment Fee required under paragraph 9 hereof, and except as follows:

                  (a) During the ninety (90) day period immediately preceding the Maturity Date, the Borrower may prepay the Secured Indebtedness in full, but not in part, without payment of a Prepayment Fee, upon thirty (30) days prior written notice to the Holder.

                  (b) Upon a Transfer of the Property encumbered by the Mortgage (in whole, but not in part) to an approved third party purchaser who assumes the Loan, in the manner contemplated in Section 10.01 of the Mortgage, at any time during the term of this Note, but upon forty-five (45) days prior written notice to the Holder, the Borrower may prepay a portion of the outstanding principal balance of the Loan Amount an amount which reduces the ratio of the remaining principal balance of the Loan Amount to the purchase price for such property (expressed as a percentage) as low as fifty percent (50%). A Prepayment Fee will be due in connection with such prepayment.

                  (c) Commencing on the first day of the 61st month following the Advance Date, the Borrower may prepay the Secured Indebtedness, in full but not in part, subject to payment of the required Prepayment Fee, upon sixty (60) days prior written notice to the Holder.

If Borrower provides notice of its intention to prepay, the Loan Amount to be prepaid shall become due and payable on the date specified in the prepayment notice; provided, however, that in connection with paragraph 8(b) above, the Loan Amount to be prepaid shall become due and payable on the date of the closing of the Transfer and Borrower, in the prepayment notice, shall provide Holder with a good faith, non-binding estimate of such closing date. Any tender of payment by Borrower or any other person or entity of the Secured Indebtedness, other than as expressly provided in this Section 8 shall be a prohibited prepayment.

         9. Prepayment Fee. If a prepayment of all or any part of the Secured Indebtedness is made (i) pursuant to paragraph 8(b) or 8(c) above; or (ii) following an Event of Default and an acceleration of the Maturity Date; or (iii) by reason of the application of money to the principal of the Loan after a casualty or condemnation; or (iv) in connection with a purchase of the Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property, then, and in any such event, to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to a Prepayment Fee calculated as follows:

                  (a) If a prepayment of the Note is made at any time during the term of this Note (i) following an acceleration of the Maturity Date, (ii) pursuant to the application of proceeds to the Loan Amount after a casualty or condemnation, (iii) in connection with a purchase of the Property at a foreclosure sale or (iv) pursuant to an Additional Permitted Transfer (as defined in Section 10.01(d) of the Mortgage), then Borrower shall pay a Prepayment Fee equal to the greater of:

                           (1) (x) the present value of all remaining payments
                  of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate, compounded semi-annually, less (y) the amount of the principal being prepaid; or

                           (2) one percent (1%) of the amount of the Loan being
                  prepaid; provided, however, that in the event of a casualty or condemnation, as long as Borrower makes a good faith effort to obtain an amount equal to the Prepayment Fee due as a result of the casualty or condemnation as part of its damages from the condemning authority, insurer or party causing the casualty, as applicable, the Prepayment Fee due as a result of the casualty or condemnation shall be waived in the event that such amount is not collected by Borrower.

                  (b) If a prepayment of the Note is made after the 60th month and before or during the 96th month of the Loan, or if a partial prepayment of the Note is made at any time before or during the 96th month of the Loan in connection with a third party Transfer, as contemplated in Section 10.01 of the Mortgage, that requires Borrower to achieve a reduced loan-to-purchase price ratio as low as 50%, then Borrower shall pay a Prepayment Fee equal to the greater of:

                           (1) (x) the present value of all remaining payments
                  of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate plus 25 basis points, compounded semi-annually, less (y) the amount of the principal being prepaid; or

                           (2) one percent (1%) of the amount of the Loan being
                  prepaid.

                  (c) If a prepayment of the Note is made after the 96th month and before or during the 118th month of the Loan, then Borrower shall pay a Prepayment Fee equal to the greater of:

                           (1) (x) the present value of all remaining payments
                  of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate, compounded semi-annually, less (y) the amount of the principal being prepaid; or

                           (2) one percent (1%) of the amount of the Loan being
                  prepaid.

                  (d) If a prepayment of the Note is made after the 118th month of the Loan, no Prepayment Fee shall be due.

For purposes of the foregoing, the "TREASURY RATE" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of the Note, as quoted in the Federal Reserve Statistical Release [H. 15 (519)] under the heading "U.S. Government Securities
- Treasury Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, then the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, then Holder and Borrower shall cooperate in good faith to establish a commercially reasonable comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two weeks before the date of the scheduled prepayment.

         10. Waiver of Right to Prepay Note Without Prepayment Fee. Borrower acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the applicable Prepayment Fee. Borrower agrees that the applicable Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

EXCEPT AS OTHERWISE SET FORTH HEREIN, BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER FLORIDA LAW TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE MORTGAGE, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY EXECUTING THIS NOTE, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

         11. Liability of Borrower. Upon the occurrence of an Event of Default, except as provided in this Section 11, Holder will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and/or the Liable Parties, if any, (i) to enforce any Leases entered into by Borrower or its Affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or intentional waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) following an Event of Default, to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default, as defined in the Mortgage, occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with Article VI of the Mortgage pertaining to hazardous materials or the Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections 11.06 and 11.07 of the Mortgage, pertaining to out of pocket expenses incurred by the Holder; and/or (viii) to recover actual damages arising from Borrower's failure to comply with Section 8.01 of the Mortgage pertaining to ERISA. In addition, to the extent that the Holder does not require deposits for the payment of taxes and insurance premiums, the Holder may proceed against the Borrower to recover the amount of all sums which were required to be paid by the Borrower for such purposes but which Borrower has failed to pay.

         12. Waiver by Borrower. Borrower and others who may become liable for the payment of all or any part of this Note, and each of them, waive presentment for payment, protest, notice of dishonor and notice of protest, and, except as may otherwise be provided herein or in the other Loan Documents, diligence, demand, notice of nonpayment, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

         13. Exercise of Rights. No single or partial exercise by Holder, or delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Indemnity Agreement.

         14. Fees and Expenses. If Borrower defaults under this Note, Borrower shall be personally liable for and shall pay to Holder, in addition to the sums stated above, those costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee, which are identified in Section 11.06 and 11.07 of the Mortgage. This obligation is not limited by Section 11.

         15. No Amendments. This Note may not be modified or amended except in a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower and Holder.

         16. Governing Law. This Note is to be construed and enforced in accordance with the laws of the State of Florida.

         17. Construction. The words "Borrower" and "Holder" shall be deemed to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note. TO THE EXTENT THAT ANY PROVISION OF THIS NOTE CONTRADICTS OR CONFLICTS WITH ANY PROVISION OF THE APPLICATION, THE APPLICABLE PROVISIONS OF THIS NOTE WILL GOVERN AND BE CONTROLLING.

         18. Notices. All notices, demands, requests and consents permitted or required under this Note shall be given in the manner prescribed in the Mortgage.

         19. Time of the Essence. Time shall be of the essence with respect to all of Borrower's obligations under this Note.

         20. Severability. If any provision of this Note should be held unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the applicable Prepayment Fee) immediately due and payable.

         21. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING AND/OR HEARING ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS NOTE, THE MORTGAGE OR ANY OF THE LOAN DOCUMENTS, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION. NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. EACH PARTY HAS RECEIVED THE ADVICE OF COUNSEL WITH RESPECT TO THIS WAIVER.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the Execution Date.

                                                  FLAGLER DEVELOPMENT COMPANY,
                                                  a Florida corporation


                                                  By: /s/ G. John Carey
                                                      ------------------------
                                                  Name:   G. John Carey
                                                  Title:  President

--------------------------------------------------------------------------------
Documentary Stamp Tax in the amount of $124,075.00 has been paid on this Note, and receipt for payment thereof is reflected on the Mortgage securing this Note.
--------------------------------------------------------------------------------